EATON VANCE GLOBAL SMALL-CAP EQUITY FUND
Supplement to Prospectus dated March 1, 2021

The following changes are effective October 1, 2021:

1.	The following replaces “Management” in “Fund Summary”:

Investment Adviser. Boston Management and Research (“BMR”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Managers.

Aidan M. Farrell, Vice President of MSIM Fund Management (Ireland) Limited (“MSIM FMIL”), has managed the Fund and Tax-Managed Global Small-Cap Portfolio (the Portfolio the Fund previously invested in) since August 2015. Prior to October 2021, Mr. Farrell was Vice President of Eaton Vance Global Advisors Limited (“EVGA”).

Michael D. McLean, Vice President of BMR, has managed the Fund and Tax-Managed Global Small-Cap Portfolio (the Portfolio the Fund previously invested in) since November 2017.

J. Griffith Noble, Vice President of BMR, has managed the Fund and Tax-Managed Global Small-Cap Portfolio (the Portfolio the Fund previously invested in) since November 2017.

2.	The following replaces corresponding disclosure under “Management” in “Management and Organization”:

Pursuant to an investment sub-advisory agreement, Boston Management and Research (“BMR”) has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (“EVAIL”), 125 Old Broad Street, London, EC2N 1AR, United Kingdom, a registered investment adviser. BMR pays EVAIL a portion of its fee for sub-advisory services provided to the Fund. Pursuant to a participating affiliate arrangement, EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) to render investment advisory services to the Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliated agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). On March 1, 2021, upon the closing of the Transaction, EVAIL and EVGA each became indirect wholly owned subsidiaries of Morgan Stanley. Prior to March 1, 2021, EVAIL and EVGA were each indirect wholly owned subsidiaries of EVC.

The Fund is managed by Aidan M. Farrell, Michael D. McLean and J. Griffith Noble. Mr. Farrell has served as a portfolio manager of the Fund since August 2015 and Messrs. McLean and Noble have served as portfolio managers of the Fund since November 2017 and they all manage other Eaton Vance portfolios. Prior to January 19, 2018, Messrs. Farrell, McLean and Noble managed Tax-Managed Global Small-Cap Portfolio, in which the Fund previously invested. Mr. Farrell is a Vice President of MSIM FMIL. Prior to joining MSIM FMIL in October 2021, Mr. Farrell held similar positions at EVAIL and EVGA. Messrs. McLean and Noble have been Eaton Vance portfolio managers for more than five years and are Vice Presidents of Eaton Vance and BMR.

September 28, 2021	39615 9.28.21

EATON VANCE INTERNATIONAL SMALL-CAP FUND

Supplement to Statement of Additional Information (“SAI”) dated April 1, 2021

EATON VANCE GLOBAL SMALL-CAP EQUITY FUND

Supplement to SAI dated March 1, 2021

The following changes are effective October 1, 2021:

The following replaces “Information About EVAIL.” under “Investment Advisory and Administrative Services”:

Information About EVAIL. EVAIL provides investment advice to institutional clients and pooled investment vehicles. As described in the Prospectus, following the close of the Transaction on March 1, 2021, EVAIL became an indirect, wholly-owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL was an indirect, wholly-owned subsidiary of EVC. EVAIL was originally organized in 2015.

EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) in rendering investment advisory services to the Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliated agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). Prior to March 1, 2021, each of EVGA and EVAIL were indirect wholly owned subsidiaries of EVC. On March 1, 2021, upon the closing of the Transaction, each of EVAIL and EVGA became indirect wholly owned subsidiaries of Morgan Stanley. MSIM FMIL is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. MSIM FMIL has entered into a Memorandum of Understanding (“MOU”) with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. Investment professionals from MSIM FMIL may render portfolio management, research and other services to the Fund subject to supervision by EVAIL.

September 28, 2021	9.28.21